EXHIBIT 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. §1350)

In connection with Oriental Financial Group Inc.’s (“Oriental”) annual report on Form 10-K/A (Amendment No. 1)  for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, José E. Fernández, Chairman of the Board of Directors, President and Chief Executive Officer of Oriental, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

(2)                                  the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oriental.

In witness whereof, I execute this certification in San Juan, Puerto Rico, this 9th day of May, 2003.

By:	/s/ José Enrique Fernández
José Enrique Fernández
Chairman of the Board, President and Chief Executive Officer